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                                 Exhibit 23.2

              [Letterhead of Shatswell, MacLeod & Company, P.C.]



                   Consent of Independent Public Accountants


     We consent to the incorporation by reference in this Registration Statement on Form S-8 of New Hampshire Thrift Bancshares, Inc. of our report, dated January 26, 1998, included in the December 31, 1997 Annual Report on Form 10-KSB.


                                          /s/ Shatswell, MacLeod & Company, P.C.
                                          SHATSWELL, MACLEOD & COMPANY, P.C.


West Peabody, Massachusetts
October 28, 1998